SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            March 6, 2003 (March 5, 2003)

NEXTEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19656	36-3939651
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:         (703) 433-4000

(Former name or former address, if changed since last report)

Item 5. Other Events.

On March 6, 2003, Nextel Communications, Inc. issued a press release announcing the appointment of Stephanie Shern to its board of directors and the execution of an agreement (incorporated by reference herein as Exhibit 10.1 hereto) with Digital Radio, L.L.C. and Craig O. McCaw, which modifies its original securities purchase agreement with Digital Radio as more fully described in a press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired. Not Applicable

(b)	Pro Forma Financial Information. Not Applicable

(c)	Exhibits.

Exhibit No	Exhibit Description

10.1	Agreement dated March 5, 2003 between Nextel Communications, Inc., Digital Radio, L.L.C. and Mr. Craig O. McCaw
99.1	Press Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

Date: March 6, 2003	By: /s/ Leonard J. Kennedy Leonard J. Kennedy Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Exhibit Description

10.1	Agreement dated March 5, 2003 between Nextel Communications, Inc., Digital Radio, L.L.C. and Mr. Craig O. McCaw
99.1	Press Release